CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : MARCH 2000
Beginning of the Month Principal Receivables :                                                              11,357,150,222.54
                                                                                                          -------------------
Beginning of the Month Finance Charge Receivables :                                                            395,305,384.68
                                                                                                          -------------------
Beginning of the Month Discounted Receivables :                                                                          0.00
                                                                                                          -------------------
Beginning of the Month Total Receivables :                                                                  11,752,455,607.22
                                                                                                          -------------------

Removed Principal Receivables :                                                                                          0.00
                                                                                                          -------------------
Removed Finance Charge Receivables :                                                                                     0.00
                                                                                                          -------------------
Removed Total Receivables :                                                                                              0.00
                                                                                                          -------------------

Additional Principal Receivables :                                                                                       0.00
                                                                                                          -------------------
Additional Finance Charge Receivables :                                                                                  0.00
                                                                                                          -------------------
Additional Total Receivables :                                                                                           0.00
                                                                                                          -------------------

Discounted Receivables Generated this Period                                                                             0.00
                                                                                                          -------------------

End of the Month Principal Receivables :                                                                    11,107,702,246.57
                                                                                                          -------------------
End of the Month Finance Charge Receivables :                                                                  370,247,369.54
                                                                                                          -------------------
End of the Month Discounted Receivables :                                                                                0.00
                                                                                                          -------------------
End of the Month Total Receivables :                                                                        11,477,949,616.11
                                                                                                          -------------------

Excess Funding Account Balance                                                                                           0.00
                                                                                                          -------------------
Adjusted Invested Amount of all Master Trust Series                                                         10,182,976,677.68
                                                                                                          -------------------

End of the Month Seller Percentage                                                                                      8.33%
                                                                                                          -------------------


CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : MARCH 2000                                                                   ACCOUNTS         RECEIVABLES
                                                                                              --------         -----------


End of the Month Delinquencies :
     30 - 59 Days Delinquent                                                                    141,303        165,492,734.11
                                                                                           ------------   -------------------
     60 - 89 Days Delinquent                                                                     93,496        116,447,012.08
                                                                                           ------------   -------------------
     90 + Days Delinquent                                                                       189,472        249,857,527.90
                                                                                           ------------   -------------------

     Total 30 + Days Delinquent                                                                 424,271        531,797,274.09
                                                                                           ------------   -------------------

     Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                         4.63%
                                                                                                          -------------------

Defaulted Accounts During the Month                                                              62,709         53,913,099.03
                                                                                           ------------   -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                    5.70%
                                                                                                          -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : MARCH 2000                                                               COLLECTIONS           PERCENTAGES
                                                                                          -----------           -----------

Total Collections and Gross Payment Rate                                               1,987,572,523.40                16.91%
                                                                                      -----------------   -------------------

Collections of Principal Receivables and Principal Payment Rate                        1,760,307,964.00                15.50%
                                                                                      -----------------   -------------------

     Prior Month Billed Finance Charge and Fees                                          177,747,738.23
                                                                                      -----------------
     Amortized AMF Income                                                                 15,383,128.42
                                                                                      -----------------
     Interchange Collected                                                                20,735,325.02
                                                                                      -----------------
     Recoveries of Charged Off Accounts                                                   15,794,656.36
                                                                                      -----------------
     Collections of Discounted Receivables                                                         0.00
                                                                                      -----------------

Collections of Finance Charge Receivables and Annualized Yield                           229,660,848.03                24.27%
                                                                                      -----------------   -------------------


CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : MARCH 2000

Beginning Unamortized AMF Balance                                                                               88,801,701.94
                                                                                                          -------------------
+    AMF Slug for Added Accounts                                                                   0.00
                                                                                      -----------------
+    AMF Collections                                                                      12,986,839.79
                                                                                      -----------------
-    Amortized AMF Income                                                                 15,383,128.42
                                                                                      -----------------
Ending Unamortized AMF Balance                                                                                  86,405,413.31
                                                                                                          -------------------





                                                  /s/ Tom Feil
                                                  ------------------------------
                                                  Tom Feil
                                                  Director of Securitization




                                                                    Page 8 of 40